Commitments	12 Months Ended
Dec. 31, 2018
Disclosure of commitments [Abstract]
Commitments
Note 30 - Commitments

A.	The Group has commitments regarding the license it was granted in 1994, including:

1.	Not to pledge any of the assets used to execute the license without the advance consent of the Ministry of Communications.

2.
The Company's shareholders' joint equity, combined with the Company's equity, shall not amount to less than US$ 200 million. Regarding this stipulation, a shareholder holding less than 10% of the rights to the Company's equity is not taken into account.

   The Group is in compliance with the above conditions.

B.
As at December 31, 2018, the Group has commitments to purchase equipment for the communications networks, end user equipment, systems and software maintenance, and content and related services, in a total amount of approximately NIS 452 million.

C.
Between 2003 and 2019, the Group entered into a number of agreements with TI Sparkle Ireland Telecommunications Ltd. (formerly Mediterranean Nautilus Ltd.) and TI Sparkle (Israel) Ltd. (formerly Mediterranean Nautilus (Israel) Ltd.), (or collectively TI Sparkle), for the purchase of rights of use of certain telecommunications capacities on TI Sparkle's communications cables, as well as maintenance and operation services relating to these cables. Over the last few years the Group has increased the capacity purchased for significantly lower prices, as well as reduced maintenance costs. The term of the agreement with respect to capacity purchased from TI Sparkle is in effect until May 2032. The Group has the option to terminate agreements with respect to parts of the capacity in 2022 and 2027. The remainder of the obligation under all existing agreements as of December 31, 2018 is NIS 92 million.

D.
In March and April 2017 the Sharing Agreements came into effect – (1) the 4G network sharing and 2G and 3G hosting services agreement with Xfone (which commenced operating in the cellular market in April 2018), (2) the 3G and 4G network sharing and 2G hosting services agreement with Golan (originally entered into with Electra and adopted by Golan, after being acquired by Electra) and (3) an agreement combining the 4G network sharing arrangements of the Xfone agreement and the Golan agreement into one three-way agreement.

The Sharing Agreements set the terms under which the sharing networks operate, including:

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usage of the parties' relevant frequencies, management and operation by separate entities, or the Joint Corporations, possession of equal parts of the shared network active elements, investment in equal parts in future active elements and IRU of each sharing party to the other sharing parties and IRU by us to  the other sharing parties and the Joint Corporations to our passive elements of the shared networks, services provided by us to the Joint Corporations, as a subcontractor and certain arrangements for separation of the parities and adding another sharing party.

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The agreements are for a term of ten years, and will be extended for additional periods, unless either party notifies otherwise. The termination of the Golan Agreement prior to the lapse of the first 10 years due to a breach by Golan will entitle us to liquidated damages of NIS 600 million plus VAT. In addition to standard termination causes, Xfone may terminate its agreement by prior written notice if it decides to cease operating in the cellular market in Israel.

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The average annual consideration to be received by us under the Golan agreement (starting with lower annual payments and increasing over the term) is expected to be in a range of approximately NIS 210-220 million plus VAT, depending on Golan's number of subscribers and their usage of the shared network and our 2G network.

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The consideration for us under the Xfone agreement includes substantially similar arrangements (mutatis mutandis to its sharing and hosting agreement), but during a period of up to five years beginning April 2018, Xfone will be entitled to replace its payments for IRU to the passive network and operating costs with a monthly payment per subscriber, but in any case not less than certain minimum annual amounts (ranging between approximately NIS 20 million in the first year and approximately NIS 110 million in the fifth year).

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Under the Golan Agreement (which replaces the former national roaming services agreement) in April 2017, we provided a loan to Golan in the sum of NIS 130 million for a period of 10 years to be repaid in 6 semi-annual equal installments beginning the 8th year of the Term (interest and CPI differentials to be accrued, will be paid as of the 6th year). The loan is guaranteed by a second degree floating charge on Golan's assets and rights (excluding certain exceptions) or an equivalent guaranty.

According to the terms of the Golan agreement, part of the consideration is recognized as revenues and part is recognized as a reduction of operation costs.

The agreement includes a number of performance obligations for revenue recognition purposes: (1) IRU of passive elements; (2) IRU in its part of the existing active elements of the shared 3G and 4G network and 2G hosting services; (3) Transmission services. In addition, Golan shall pay the Company for participation in the operating costs of the 3G and 4G shared network and 2G network and future ongoing investments in the shared networks, according to a mechanism set in the agreement.

E.
In October 2016, the Company entered into an agreement with Apple Sales International for the purchase and distribution of iPhone handsets in Israel. Under the terms of the agreement, the Company has committed to purchase a minimum quantity of iPhone products over a period of three years, which are expected to represent a significant portion of the Company total cellular handsets purchase amounts, over that period.

F.
In May 2016, the Company entered into several agreements aiming to provide the Company with a comprehensive CRM SAAS solution, on a cloud 'software as a service', or SAAS, basis, which, when completed, will gradually replace all the Company current CRM systems with one CRM solution that will serve both the Company cellular and fixed-line segments. These agreements include the following main agreements:

An agreement with salesforce.com EMEA Limited, or Salesforce, for the provision of Salesforce's CRM SAAS platform, including various products and services and support for the agreement term. The agreement is valid until August 2019 and may be terminated by the Company subject to prior written notice.

The Company also has an option to renew the agreement for two additional periods of 5 years each under certain terms.

Two agreements with Vlocity UK Ltd., or Vlocity, as follows: (i) an agreement for the provision of Vlocity's telecom-CRM SAAS solution, based on Salesforce platform, including support for such services for the agreement term. This agreement is valid until November 2019. and (ii) an agreement for the development and customization for Salesforce's and Vlocity's CRM solution. This agreement will be valid until the project is completed, and may be terminated by the Company subject to prior written notice.

G.
In July 2018, the Company entered a new collective employment agreement with its employees' representatives and the Histadrut (an Israeli union labor) for a three year period until the end of 2020, which is similar to the Company's previous collective employment agreement (which expired at the end of 2017) and includes certain nonmaterial additions.

In January 2019, after the end of the reporting period, the Histadrut, the union representing the   Company's employees, announced of a labor dispute.

H.
In March 2019, after the end of the reporting period, the Company entered into the following definitive agreements, or the Transaction, which in addition to standard and customary conditions, include the following:

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Purchaser Agreements - The Company and the Israel Infrastructure Fund, or IIF, entered into partnership agreements for the purchase of 70% of IBC's share capital by a jointly and equally owned limited partnership (to be formed), or the Purchaser. The Purchaser Agreements contain an undertaking for an additional investment of up to NIS 200 million by both the Company and IIF, pro rata to their holdings in the Purchaser, over a period of 3 years and certain arrangements regarding a party's failure to make its share of the committed investment and regarding dead lock situations.

•
Share Purchase Agreement, or SPA - The Purchaser, IBC, the Israeli Electric Company, or IEC and the other shareholders and main creditors of IBC entered an agreement for the purchase of 70% of IBC's share capital, through investment of the Purchaser in IBC, for a total amount of NIS 103.5 million (subject to certain consideration adjustment mechanism, with respect to IBC’s net working capital at closing), or the "Consideration, to be provided partly as investment and partly as shareholders' loan. The other 30% of IBC's issued and outstanding share capital will be owned by IEC. The Consideration shall be used to settle generally all of IBC's debts (other than a certain amount to IEC). The SPA contains certain precedent conditions to the closing of the transaction, including regulatory approvals, the receipt of updated licenses with reduced deployment obligations, as well as the effectiveness of the other agreements.

•
Shareholders Agreement - The Purchaser and IEC (holding 70% and 30% of IBC's share capital, respectively) entered into a shareholders agreement. The agreement regulates the management of IBC, including certain arrangements regarding funding of IBC and dilution (and anti-dilution in certain circumstances) of non-participating shareholders.

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IRU Agreement – The Company and IBC entered into an agreement granting to the company an indefeasible right of Use, or IRU to a 10-15% percentage of IBC's fiber optics 'home pass' (i.e. fiber-optic actually reaching / connected to the building), as shall be deployed by IBC in the next 15 years (and may be extended to additional periods with no additional consideration other than annual maintenance payments). The undertaking is subject to certain conditions which should be satisfied at the closing of the SPA and certain amount is available immediately. The IRU consideration is subject to actual IBC's 'home pass' deployment, and is expected to increase each quarter based on the actual addition of 'home passes' deployed during such quarter and shall be paid in 40 quarterly installations (10 years), in addition to annual maintenance payments.

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IEC Services Agreement - IBC and IEC entered into an agreement updating IBC's existing right of use and services agreement for IBC's fiber-optic network when deployed over IEC's infrastructure. The IEC Services Agreement includes improved pricing and arrangements for IBC's exclusive right to deploy its fiber-optics over the IEC's electricity network and other services provided by IEC to IBC in relation thereof.

The Shareholders Agreement and the IEC Services Agreement shall become effective at, and are subject to, the completion of the SPA. The Purchaser Agreements and the IRU Agreement became effective upon signing.

The execution of the Transaction will be subject to the said conditions precedent, including regulatory approvals. IBC has already filed a request with the Ministry of Communications for an updated license with reduced deployment obligations. There is no assurance that the Transaction will be approved and executed, nor as to its timing and terms.

In addition, the Company and IIF entered a term sheet for the sale of the company's independent fiber-optic infrastructure in residential areas as shall be at the end of 2019, to IBC, for the sum of NIS180-200 million (subject to the rate of the fiber-optic deployment and the number of actual 'home pass' connected at the end of 2019 and certain adjustments). The consideration for the sale is expected to be partly financed by IBC's shareholders' loans, including by the company. The Fiber-optic sale TS is not part of the Transaction. Once the sale is completed, the IRU Agreement, including the company's obligation to purchase percentage of IBC's fiber optics 'home pass' (as detailed above), shall apply to the infrastructure purchased from the company.  The transaction is conditioned on the parties entering a definitive agreement, further agreement with the IEC, closing of the SPA and regulatory approvals. There is no assurance that the parties will reach a definitive agreement, that the sale will be approved and executed, nor as to its timing and terms.